MATEC CORPORATION
                       (A Delaware corporation)
                          -----------------

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           April 26, 1995
                           --------------


To the Stockholders of
MATEC CORPORATION

    The Annual Meeting of Stockholders of MATEC Corporation will be held at the Courtyard Marriott, 10 Fortune Boulevard, Milford, MA 01757, on April 26, 1995 at 10:00 A.M. to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

       (1) The election of seven directors; and

       (2) Such other matters as may properly come before the meeting.

    The Board of Directors has fixed March 23, 1995, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting, and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The list of such stockholders will be available for inspection by stockholders during the ten days prior to the meeting in accordance with Section 219 of the Delaware General Corporation Law at the Courtyard Marriott, 10 Fortune Boulevard, Milford, MA 01757. Stockholders may make arrangements for such inspection by contacting the Secretary of MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. The stock transfer books of the Corporation will not be closed.

    WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE FILL IN, SIGN AND MAIL THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF
DIRECTORS. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN THE EVENT YOU ATTEND THE MEETING.

     By Order of the Board of Directors


       John J. McArdle III
        Secretary


March 24, 1995

    Requests for additional copies of the proxy material should be addressed to Secretary, MATEC Corporation, 75 South Street,
Hopkinton, Massachusetts  01748.

                          MATEC CORPORATION

                           75 South Street
                    Hopkinton, Massachusetts  01748


                         ------------------

                           PROXY STATEMENT

                         ------------------


                    ANNUAL MEETING OF STOCKHOLDERS
                            April 26, 1995

                         -------------------



    The enclosed Proxy is solicited by the Board of Directors of MATEC Corporation (the "Corporation") in connection with the Annual Meeting of Stockholders to be held on April 26, 1995. The Board of Directors has fixed March 23, 1995, at the close of business, as the record date for the determination of stockholders entitled to vote at the meeting. Any Proxy received by the Board of Directors may be revoked, either in writing or in person, by the record holder of the shares covered thereby, if such revocation is received by the Corporation at any time prior to said Proxy being exercised. It is anticipated that this Proxy Statement and the enclosed Notice and Proxy first will be mailed to stockholders of record on or about March 28, 1995.

    All Proxies will be voted in accordance with the instructions contained therein and if no choice is specified will be voted in favor of the election as directors of the persons named herein. The Corporation knows of no reason why any of the nominees named herein would be unable to serve. In the event, however, that any such nominee should prior to the election become unable to serve as a director, the Proxy will be voted for such substitute nominee, if any, as the Board of Directors shall propose.

    A stockholder who abstains from a vote by registering an abstention vote will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on the particular matter. Similarly, in the event a nominee holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners and does not exercise discretionary authority (a so-called "non-vote"), the shares held by the nominee will be deemed present at the meeting for quorum purposes but will not be deemed to have voted on such other matters. Thus, on the vote for the proposal to elect directors, where the outcome depends on the votes cast, abstentions and non-votes will have no effect.

    The Annual Report to Stockholders of the Corporation, including financial statements for the year ended December 31, 1994, is enclosed herewith.


VOTING SECURITIES

    All the voting power of the Corporation is vested in its Common Stock. As of the close of business on March 20, 1995, 2,764,550 shares of Common Stock, par value $.05 per share (exclusive of 1,029,145 shares held by the Corporation as treasury shares) were outstanding. Each share of Common Stock (other than the treasury shares) is entitled to one vote.

    Set forth below is information concerning the ownership as of March 20, 1995 of the Common Stock of the Corporation by persons who, to the knowledge of the Board of Directors, own more than 5% of the outstanding shares of Common Stock of the Corporation. Unless otherwise indicated the beneficial owners have sole voting and investment power with respect to the shares beneficially owned.

Name and Address         Amount                  Percentage of
of Beneficial Owner      Beneficially Owned        Class
- - -------------------      ------------------      ----------
Dimensional Fund              201,700(1)            7.3%
1299 Ocean Avenue
11th Floor
Santa Monica, CA  90401

Robert B. Gill                181,300(2)(3)(4)      6.4%
34 Woodland Drive
East Windsor, NJ  08520

John J. McArdle III           165,462(5)(6)(7)      6.0%
Framingham Savings Bank
600 Worcester Road
Framingham, MA  01701

Mary R. and                   220,000               8.0%
   Emil Vaccari
508 40th Street
Union City, NJ  07087

Robert W. Valpey              204,403(5)(8)         7.4%
Route 25
Box 249
Center Harbor, NH  03226

Ted Valpey, Jr.               769,935(9)           27.9%
P.O. Box 4100
Portsmouth, NH  03801

(1) Dimensional Fund Advisors Inc., a registered investment advisor, is deemed to have beneficial ownership of 201,700 shares of Common Stock of the Corporation as of December 31, 1994, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participating Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.

(2) Includes 74,300 shares jointly owned by Mr. Gill's wife.

(3) Includes 60,000 shares issuable upon exercise of currently exercisable stock options.

(4) Includes 74,300 shares deposited as collateral by Mr. & Mrs.
    Gill in a joint margin account maintained by them with a registered broker-dealer.

(5) Includes 100,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of two trustees.

(6) Includes 25,750 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.

(7) Includes 2,500 shares issuable upon exercise of currently exercisable stock options.

(8) Includes 2,900 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,000 shares jointly owned by Mr. Valpey's wife.

(9) Substantially all of such shares are pledged as collateral to a bank to secure certain indebtedness of Mr. Ted Valpey, Jr.

                  SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth certain information furnished to the Corporation regarding the beneficial ownership of the Corporation's Common Stock at March 20, 1995 by each director, nominee for election as director, executive officer and executive officers and directors as a group. Unless otherwise indicated, such person has sole voting and investment power with respect to the shares beneficially owned.

Directors and                Amount                  Percent
Executive Officers           Beneficially Owned      Owned
- - ------------------           ------------------      -------
Eli Fleisher                      82,100(1)            3.0%
Robert B. Gill                   181,300(2)(3)(4)      6.4%
Lawrence Holsborg                114,267               4.1%
John D. Hunt                       2,500            less than 1%
John J. McArdle III              165,462(5)(6)(7)      6.0%
Joseph W. Tiberio                 25,000            less than 1%
Robert W. Valpey                 204,403(5)(8)         7.4%
Ted Valpey, Jr.                  769,935(9)           27.9%
Michael J. Kroll                  16,800(10)(11)    less than 1%

Directors and Executive
  Officers as a Group
  (consisting of
  9 individuals)               1,461,767(1)-(11)      51.6%

- - ---------------------
(1) Includes 100 shares owned by Mr. Fleisher's wife as to which he disclaims beneficial ownership.
(2)  Includes 74,300 shares jointly owned by Mr. Gill's wife.
(3) Includes 60,000 shares issuable upon exercise of currently exercisable stock options.
(4) Includes 74,300 shares deposited as collateral by Mr. & Mrs. Gill in a joint margin account maintained by them with a registered broker-dealer.
(5) Includes 100,000 shares, as to which each of Mr. Robert Valpey and Mr. McArdle disclaims beneficial ownership, held by a trust of which each is one of two trustees.
(6) Includes 25,750 shares owned by Mr. McArdle's wife as to which he disclaims beneficial ownership.
(7) Includes 2,500 shares issuable upon exercise of currently exercisable stock options.
(8) Includes 2,900 shares owned by Mr. Robert Valpey's wife as to which he disclaims beneficial ownership and 1,000 shares jointly owned by Mr. Valpey's wife.
(9) Substantially all of such shares are pledged as collateral to a bank to secure certain indebtedness of Mr. Ted Valpey, Jr.
(10) Includes 6,700 shares jointly owned by Mr. Kroll's wife.
(11) Includes 5,000 shares issuable upon exercise of currently exercisable stock options.

                       ELECTION OF DIRECTORS

Nominees

    The Board of Directors has amended the By-laws of the Corporation, effective the date of the 1995 Annual Meeting, to decrease the number of directors from eight to seven. Seven directors are to be elected at the Annual Meeting, each to hold office until the next annual meeting and until his successor is elected and qualified. Directors are elected by a plurality of the votes cast.

    The following table sets forth certain information furnished to the Corporation regarding the persons who are nominees for election as directors of the Corporation:

                                                   Year First
                           Principal Occupation    Elected
Name of Nominee            for Past Five Years     Director     Age
- - ---------------            -------------------     ----------   ---
Eli Fleisher(d)            Investor since            1977       67
                            prior to 1990.

Robert B. Gill(a)(c)       President and Chief       1983       53
                            Executive Officer
                            of the Corporation
                            since December 21,
                            1992; President of
                            Laser Diode, Inc.
                            (manufacturer of
                            communication
                            equipment) from
                            prior to 1990
                            to December 1992.

Lawrence Holsborg(b)(c)(d) Investor since prior      1986       61
                            to 1990.

John J. McArdle III(a)     Employee of Prime         1992       45
                            Capital Group
                            (financial consul-
                            tants) since prior
                            to 1990; President of
                            RSC Realty Corporation
                            (a subsidiary of the
                            Corporation) since prior
                            to 1990 and Secretary
                            of the Corporation
                            since prior to 1990;
                            President and Chief
                            Executive Officer of
                            Framingham Savings Bank
                            since January 1993.

                                                   Year First
                           Principal Occupation    Elected
Name of Nominee            for Past Five Years     Director     Age
- - ---------------            --------------------    ----------   ---
Joseph W. Tiberio(a)(b)    President, Century        1986       73
                            Manufacturing Co.,
                            Inc. (metal stamp-
                            ing) since prior to
                            1990; President
                            Ty-Wood Corporation
                            (metal fabrication)
                            since prior to 1990.

Robert W. Valpey(a)(d)     Investor since prior      1982       59
                            to 1990.

Ted Valpey, Jr.(a)(c)      Investor; Chairman        1980       62
                            of the Corporation
                            since prior to
                            1990 and Chief
                            Executive Officer
                            of the Corporation
                            from prior to 1990
                            to December 21, 1992.

- - --------------------

(a) Member of the Executive Committee.
(b) Member of the Audit Committee.
(c) Member of the Nominating Committee.
(d) Member of the Stock Option-Compensation
    Committee.

    Each of the above nominees was elected a director at the last
Annual Meeting of Stockholders and has served continuously since the year he was first elected.

    Ted Valpey, Jr. and Robert W. Valpey are brothers.

    The Board of Directors held seven meetings during the last fiscal year.

    The Stock Option-Compensation Committee of the Board of
Directors provides management with guidance in the establishment and administration of compensation policies and recommends levels of compensation to the Board and grants options pursuant to the Corporation's 1992 Stock Option Plan. The Stock Option-Compensation Committee held four meetings during 1994.

    The Nominating Committee of the Board of Directors performs such functions as the selection and recommendation to the Board of Directors of potential candidates for nomination as directors. The Nominating Committee held one meeting during 1994. In recommending to the Board the nominees for election as directors, the Committee will consider stockholders' recommendations for director sent to the Nominating Committee, c/o Secretary, MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. Stockholders must submit the names of potential future nominees in writing with a statement of their qualifications and an indication of the potential nominee's willingness to serve as a director if nominated and elected.

    The Executive Committee of the Board of Directors is authorized to exercise all of the authority of the Board of Directors except that which by law cannot be delegated by the Board of Directors. The Executive Committee did not meet during 1994. In addition to the directors identified above, John D. Hunt, a director who is not standing for reelection, is a member of the Executive Committee.

    The Audit Committee of the Board of Directors performs the customary functions of such a committee including recommendation to the directors of the engagement of independent auditors, the review of the plan and results of the yearly audit by the independent auditors, the review of the Corporation's system of internal controls and procedures and the investigation, where necessary, into matters relating to the audit functions. The Audit Committee held three meetings during 1994. In addition to the directors identified above, Mr. Hunt is a member of the Audit Committee.

    Except as set forth below none of the directors or nominees is a director of any company (other than the Corporation) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

              Name of Director         Director of
              ----------------         -----------
              John D. Hunt             Allmerica Securities Trust
                                       Allmerica Investment Trust
                                       Allmerica Funds

              John J. McArdle III      Framingham Savings Bank

              Ted Valpey, Jr.          Framingham Savings Bank

Directors Compensation
- - ----------------------
    Each outside director is paid an annual director's fee of $1,000 plus $500 for each meeting of the Board of Directors attended. Each outside director who is a member of a Committee is paid $500 for each Committee meeting attended and not held on the same day as a meeting of the Board of Directors. For Committee meetings held on the same day as meetings of the Board of Directors, each outside director is paid for attendance at the rate of $250 per Committee meeting.

Compliance with Section 16(a) of the
Securities Exchange Act of 1934
- - ------------------------------------
    As required by the Securities and Exchange Commission rules under Section 16(a) of the Securities Exchange Act of 1934, the Corporation notes that in 1994 its directors John J. McArdle III and Ted Valpey, Jr. each filed one delinquent monthly report reporting one transaction for the sale by Mr. Valpey and the purchase by Mr. McArdle of 10,000 shares of Common Stock of the Corporation.

                       EXECUTIVE COMPENSATION

Executive Compensation
- - ----------------------

 The Summary Compensation Table below sets forth compensation information for each of the Corporation's last three fiscal years for the Chief Executive Officer ("CEO") and the other executive officer who was serving as such at the end of the Corporation's fiscal year ended December 31, 1994 and whose total annual salary for such fiscal year exceeded $100,000.

                     SUMMARY COMPENSATION TABLE
                                         Long Term
                                         Compensation
                    Annual               ------------
                    Compensation(2)(3)   Awards
                    ------------------   ------
                                         Securities
Name and                                 Underlying
Principal                                Options/     All Other
Position              Year    Salary     SAR's (#)   Compensation(4)
- - --------              ----    ------     ----------  ------------

Robert B. Gill(1)     1994   $175,000       --             $4,500
CEO, President        1993    175,673       --               -0-
                      1992     13,042    150,000             -0-


Michael J. Kroll      1994    107,000      2,500            3,210
Vice President        1993    106,096       --              3,171
and Treasurer         1992    102,500      5,000            3,134


- - ----------------------------

(1) Mr. Gill was elected President and Chief Executive Officer effective December 21, 1992. Mr. Gill became an employee of the Corporation beginning December 1, 1992 and the compensation received by him as an employee beginning on such date is included in the table. The table also includes $5,750 in director's fees received by Mr. Gill in 1992 prior to becoming an employee of the Corporation.

(2) The Corporation maintains a Management Incentive Plan (the "Incentive Plan") which provides cash payments to key managers of the Corporation based on the achievement of defined pre-tax profit objectives by various operating units and other transaction and performance-oriented goals. The Corporation paid no amounts to Mr. Gill or Mr. Kroll pursuant to the Incentive Plan in 1994, 1993, or 1992.

(3) The above table does not include any amounts for personal benefits because, in any individual case, such amounts do not exceed the lesser of $50,000 or 10% of such individual's cash compensation.

(4) Represents amounts allocated under the Corporation's Profit
Sharing and Savings Plan.

Option Tables
- - -------------

    The following table sets forth, for Mr. Gill and Mr. Kroll, information with respect to grants of stock options made during the fiscal year ended December 31, 1994.

                     Option/SAR Grants in Last Fiscal Year
                     -------------------------------------
                             Individual Grants

                     Number of   % of Total
                     Securities  Options
                     Underlying  Granted to    Exercise or
                     Options     Employees in  Base Price  Expiration
Name                 Granted(#)  Fiscal Year    ($/sh)       Date
- - ----                 ----------  -----------   --------    -------

Robert B. Gill           --          --            --          --

Michael J. Kroll(1)    2,500         4.5%        $4.25     12/14/04


- - --------------------------

(1) The option is exercisable as to 20% of the shares during the second, third, fourth, fifth and sixth years on a cumulative basis.

    The following table sets forth the fiscal year-end option values with respect to Mr. Gill and Mr. Kroll. Neither Mr. Gill nor Mr.
Kroll exercised any stock options during 1994.


                     December 31, 1994 Option Values
                     -------------------------------
                        Number of
                        Securities                Values of
                        Underlying                Unexercised
                        Unexercised               In-the-money
                        Options at                Options at
                        12/31/94                  12/31/94(1)

Name             Exercisable Unexercisable Exercisable Unexercisable
- - ----             ----------- ------------- ----------- -------------

Robert B. Gill       60,000       90,000      $60,000     $90,000

Michael J. Kroll      5,000        2,500         -0-          625


- - -------------------------

(1) The fair market value of the Corporation's Common Stock at December 31, 1994 was $4.50 per share. The exercise price o exercisable options to purchase 5,000 shares held by Mr. Kroll were equal to or in excess of such fair market value.

Certain Transactions
- - --------------------

    The Corporation pays Ted Valpey, Jr. $80,000 per year for his services as Chairman and reimburses Mr. Valpey at the rate of $4,000 per month for office, secretarial and other business expenses.

    Since October 1989 the Corporation has held a signficant investment in the Common Stock of Framingham Savings Bank ("FSB"). Ted Valpey, Jr. is a Director, Chairman of the Board and beneficial owner of 6.9% of the outstanding Common Stock of FSB in addition to his interest in FSB attributable to his position with and ownership of Common Stock of the Corporation. John J. McArdle III, Joseph W. Tiberio and Robert W. Valpey are beneficial owners of shares of Common Stock of FSB and Mr. McArdle is President, Chief Executive Officer and a Director of FSB. In January 1994, the Corporation exercised warrants it acquired in February 1993 to purchase 85,714 shares of Common Stock of FSB for an aggregate exercise price of $150,000. At December 31, 1994, the Corporation beneficially owned 3.8% of the Common Stock of FSB.

                            OTHER MATTERS

    The Board of Directors knows of no matters to be presented at the meeting other than those set forth in the foregoing Notice of Annual Meeting. If other matters properly come before the meeting, the persons named on the accompanying form of proxy intend to vote the shares subject to such proxies in accordance with their best judgment.

Audit and Related Matters
- - -------------------------

    The Board of Directors has selected Deloitte & Touche, independent certified public accountants, as auditors of the Corporation for 1995.

    The consolidated financial statements of the Corporation and its subsidiaries included in the Annual Report to Stockholders for the fiscal year ended December 31, 1994 were examined by Deloitte & Touche. Representatives of Deloitte & Touche are expected to attend the meeting with the opportunity to make a statement if they desire. It is expected that such representatives will be available to respond to appropriate questions from stockholders.

Additional Information
- - ----------------------

    The cost of solicitation of Proxies will be borne by the Corporation. If necessary to insure satisfactory representation at this meeting, Proxies may be solicited to a limited extent by telephone or personal interview by officers and employees of the Corporation. Such solicitation will be without cost to the Corporation, except for actual out-of-pocket communication charges. Brokerage houses, banks, custodians, nominees and fiduciaries are being requested to forward the proxy material to beneficial owners and their reasonable expenses therefore will be reimbursed by the Corporation.

Stockholder's Proposals
- - -----------------------

    From time to time, stockholders present proposals which may be proper subjects for inclusion in the Proxy Statement and for consideration at the annual meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the 1996 annual meeting must be received by the Corporation no later than November 26, 1995.

                                            John J. McArdle III
                                            Secretary

March 24, 1995



    Upon the written request of any stockholder of the Corporation, the Corporation will provide to such stockholder a copy of the Corporation's Annual Report on Form 10-K for 1994, including the financial statements and the schedules thereto, filed with the Securities and Exchange Commission. Any such request should be directed to Secretary, MATEC Corporation, 75 South Street, Hopkinton, Massachusetts 01748. There will be no charge for such report unless one or more exhibits thereto are requested, in which case the Corporation's reasonable expenses of furnishing such exhibits may be charged.

    All stockholders are urged to fill in, sign and mail the enclosed Proxy promptly whether or not you expect to attend the meeting. If you are mailing your Proxy, kindly do so sufficiently in advance of the meeting date so that it will be received in time to be counted at the meeting.

                          MATEC CORPORATION

              Proxy Solicited by the Board of Directors
                  for Annual Meeting on April 26, 1995



    The undersigned hereby constitutes and appoints TED VALPEY, JR., ROBERT B. GILL and MICHAEL J. KROLL, any one of whom is authorized to act singly, attorneys and proxies with full power of substitution according to the number of shares of Common Stock of MATEC Corporation which the undersigned may be entitled to vote and with all powers which the undersigned would possess if personally present at the Annual Meeting of its stockholders to be held on April 26, 1995, at the Courtyard Marriott, 10 Fortune Boulevard, MIlford, MA 01757, and any adjournment thereof, on matters properly coming before the Meeting. Without otherwise limiting the general authorization hereby given, said attorneys and proxies are instructed to vote on the proposal set forth below and described in the Proxy Statement dated March 24, 1995.

    The undersigned acknowledges receipt of the Notice of Annual
Meeting and Proxy Statement, each dated March 24, 1995.

    UNLESS OTHERWISE SPECIFIED IN THE SPACE PROVIDED, THE
UNDERSIGNED'S VOTE IS TO BE CAST "FOR" THE ELECTION AS DIRECTORS OF THE PERSONS NAMED IN THE PROXY STATEMENT DATED MARCH 24, 1995.

    [X] Please mark votes as in this example.

    PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

    A vote "FOR" is recommended by the Board of Directors on the following proposal.

         The election of seven directors.

    Nominees:  Eli Fleisher, Robert B. Gill, Lawrence Holsborg,
John J. McArdle III, Joseph W. Tiberio, Robert W. Valpey, Ted
Valpey, Jr.

        [ ]  FOR                        [ ]  WITHHELD


[ ]
   --------------------------------------
    For all nominees except as noted above


   (Continued and to be signed on reverse side)

                                       Mark Here for Address
                                       Change and Note at Left  [ ]


    IMPORTANT: In signing this Proxy, please sign your name or names on the signature lines below in the exact form appearing on this Proxy. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. EACH JOINT TENANT MUST SIGN.


    Signature:                            Date:
              ---------------------------      -------


    Signature:                            Date:
              ----------------------------     -------